Segment Information	12 Months Ended
Dec. 31, 2016
Segment Reporting [Abstract]
Segment Information

11. SEGMENT INFORMATION

The Company previously organized its operations into two reportable segments. As a result of the Spin-Off of the GoTo Business, formerly a reportable segment, on January 31, 2017, the Company re-evaluated its operating segments and determined that it has one reportable segment. The Company’s chief operating decision maker (“CODM”) reviews financial information presented on a consolidated basis for purposes of allocating resources and evaluating financial performance. The Company’s Chief Executive Officer is the CODM. The results of the GoTo Business, formerly a reportable segment, are accounted for as discontinued operations in the Company’s consolidated statement of income for all periods presented. See Note 21 for more information regarding discontinued operations.

International revenues (sales outside of the United States) accounted for approximately 46.3%, 48.7% and 50.7% of the Company’s net revenues for the year ended December 31, 2016, 2015, and 2014, respectively.

Long-lived assets consist of property and equipment, net, and are shown below.

	December 31,
	2016	2015
	(In thousands)
Property and equipment, net:
United States	$197,077	$214,580
United Kingdom	25,321	28,851
Other countries	39,556	38,671

Total property and equipment, net	$261,954	$282,102

In fiscal year 2016 , two distributors, Ingram Micro and Arrow, accounted for 13% and 12%, respectively, of the Company’s total net revenues. In fiscal year 2015 , two distributors, Ingram Micro and Arrow, accounted for 13% and 11%, respectively, of the Company’s total net revenues. In fiscal year 2014, one distributor, Ingram Micro, accounted for 14% of the Company’s total net revenues. The Company’s distributor arrangements with Ingram Micro and Arrow consist of several non-exclusive, independently negotiated agreements with its subsidiaries, each of which covers different countries or regions. Each of these agreements is separately negotiated and is independent of any other contract (such as a master distribution agreement), one of which was individually responsible for over 10% of the Company’s total net revenues in each of the last three fiscal years.

Revenues by product grouping were as follows for the years ended:

	December 31,
	2016	2015	2014
	(In thousands)
Net revenues:
Workspace Services revenues(1)	$1,690,783	$1,639,072	$1,600,581
Delivery Networking revenues(2)	782,875	749,910	702,028
Cloud Services Revenues (3)	130,955	101,403	75,569
Professional services(4)	131,229	147,488	175,541
Other	238	8,281	9,345

Total net revenue	$2,736,080	$2,646,154	$2,563,064

(1)	Workspace Services revenues are primarily comprised of sales from XenDesktop, XenApp, XenMobile and related license updates and maintenance and support.

(2)	Delivery Networking revenues are primarily comprised of NetScaler ADC and NetScaler SD-WAN, and related license updates and maintenance and support.
(3)	Cloud Services revenues primarily include ShareFile, Podio and Citrix Cloud products.
(4)	Professional services revenues are primarily comprised of revenues from consulting services and product training and certification services.

Revenues by Geographic Location

The following table presents revenues by segment and geographic location, for the years ended:

	December 31,
	2016	2015	2014
	(In thousands)
Net revenues:
Americas	$1,598,896	$1,487,364	$1,394,112
EMEA	863,517	873,620	863,179
Asia-Pacific	273,667	285,170	305,773

Total net revenues	$2,736,080	$2,646,154	$2,563,064

Export revenue represents shipments of finished goods and services from the United States to international customers, primarily in Latin America and Canada. Shipments from the United States to international customers for 2016, 2015 and 2014 were $160.5 million, $178.7 million and $176.1 million, respectively.